                                                                      Exhibit 14

                 Schedule of transactions in the Common Stock
                       by the Reporting Persons within
                   the 60-day period prior to June 2, 1998


(i)  PVF

                                  Number of                      Price
                                   Shares                         Per
    Date                          Purchased                     Share(a)
    ----                          ---------                     --------

    4/3/98                           35,000                     $   6.10
    4/6/98                            7,500                     $   6.27
    4/7/98                            2,500                     $   6.31


(ii)  UCC

                                  Number of                      Price
                                   Shares                         Per
    Date                          Purchased                     Share(a)
    ----                          ---------                     --------

    5/20/98                          10,000                     $   5.81
    6/1/98                           15,000                     $   5.25
    6/2/98                           25,000                     $   5.25


(iii)  Nazarian

                                  Number of                      Price
                                   Shares                         Per
    Date                          Purchased                     Share(a)
    ----                          ---------                     --------

    5/14/98                           5,000                     $   5.81


(iv)  Salimpour

                                  Number of                      Price
                                   Shares                         Per
    Date                          Purchased                     Share(a)
    ----                          ---------                     --------

    5/11/98                          20,000                     $   5.81



Note:
(a) Price does not include commission.